UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

September 3, 2004
Date of report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-12074	STONE ENERGY CORPORATION (a Delaware corporation) 625 E. Kaliste Saloom Road Lafayette, Louisiana 70508 (337) 237-0410	72-1235413

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7  —  Regulation FD
Item 7.01   Regulation FD Disclosure

        On September 3, 2004, we issued a press release announcing a 10% increase in 2004 capital spending. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

        In accordance with General Instructions B.2 and B.6 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9  —  Financial Statements and Exhibits
Item 9.01   Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 3, 2004, "Stone Energy Corporation Announces 10% Increase in Capital Spending; To Present at Lehman Brothers Energy Conference"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: September 3, 2004	By: /s/ James H. Prince
James H. Prince Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 3, 2004, "Stone Energy Corporation Announces 10% Increase in Capital Spending; To Present at Lehman Brothers Energy Conference"